December 23, 2009

Filing Desk
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

RE:	Form N-14 for the Calvert VP SRI Balanced Portfolio, a series of Calvert Variable Series, Inc. (File No. 333-__________)

Ladies and Gentlemen:

Transmitted electronically herewith on behalf of Calvert Variable Series, Inc. is Form N-14 for the Calvert VP SRI Balanced Portfolio, pursuant to Rules 488 and 145 under the Securities Act of 1933, as amended (the “1933 Act”).

The purpose of the prospectus/proxy statement is to obtain shareholder approval to reorganize the assets of Calvert VP Balanced Index Portfolio, a series of Calvert Variable Products, Inc., into Calvert VP SRI Balanced Portfolio.

Please note that the net asset value of Calvert VP Balanced Index Portfolio is less than 10 percent of the net asset value of Calvert VP SRI Balanced Portfolio.  Accordingly, in reliance on paragraph 2 of Item 14 of Form N-14 pro forma financial statements are not included in Part B of this Form N-14.

Please also note that a Form N-14 is also being filed today on behalf of Calvert Variable Products, Inc. in connection with the reorganization of Calvert VP Mid Cap Value Portfolio, a series of Calvert Variable Series, Inc. into Calvert VP S&P MidCap 400 Index Portfolio, a series of Calvert Variable Products, Inc. (the “CVP N-14”).  I respectfully request that the Form N-14 transmitted herewith and the CVP N-14 be assigned to the same reviewer.

It is proposed that this filing will become effective on January 28, 2011 pursuant to Rule 488 under the 1933 Act.

Please feel free to contact me at 301-657-7044 with any questions about this filing.

Very truly yours,

/s/ Andrew K. Niebler

Andrew Niebler
Associate General Counsel
Calvert Group, Ltd.

cc:        Michelle Roberts, Division of Investment Management